EXHIBIT 24

                                POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes Joseph Postbinder and Baruch Tosh , and each of them singly, his true and lawful attorneys-in-fact with full power to sign on behalf of such person, in the capacities indicated below, any and all amendments to this registration statement (including post-effective amendments) and any subsequent related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and generally to do all such things in the name and on behalf of such person, in the capacities indicated below, to enable the registrant to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming the signature of such person as it may be signed by said attorneys-in-fact, or any of them, to any and all amendments to this registration statement.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement and the above power of attorney have been signed below by the following persons in the capacities indicated on August 31, 2005.


                    /S/ Joseph Postbinder
                    ---------------------
                    Name:  Joseph Postbinder
                    Title: Chairman  of the  Board of  Directors  and Chief
                           Executive Officer

                    /S/ Baruch Tosh
                    ---------------
                    Name:  Baruch Tosh
                    Title: President

                    /S/ Meira Postbinder
                    --------------------
                    Name:  Meira Postbinder
                    Title: Vice President of Finance and Director

                    /S/ Tsippy Moldovan
                    -------------------
                    Name:  Tsippy Moldovan
                    Title: Chief  Financial  and  Accounting  Officer  and
                           Director

                    /S/ Avraham Hatzor
                    ------------------
                    Name:  Avraham Hatzor
                    Title: Chief Operations Officer and Director

                    /S/ Dan Zarchin
                    ---------------
                    Name:  Dan Zarchin
                    Title: Director

                    /S/ Motti Hassan
                    ----------------
                    Name: Motti Hassan
                    Title:   Director